UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 15, 1998
                                                     -------------

                       INTEGRATED MEDICAL RESOURCES, INC.

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             (Exact name of registrant as specified in its charter)

         Kansas                         0-21427                 48-1096410
---------------------------   --------------------------    --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                  11320 West 79th Street, Lenexa, Kansas 66214
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (913) 962-7201

                                       N/A
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        (Former name or former  address,  if changed since last report.)

ITEM 5:  OTHER EVENTS

         On July 15, 1998, Integrated Medical Resources, Inc. (the "Company") issued a press release announcing the issuance of $2,000,000 of Series A Convertible Preferred Stock to ProFutures Special Equities Fund, L.P. pursuant to a Subscription Agreement and Warrant. A copy of the press release is attached as Exhibit 99.1 hereto. The Subscription Agreement and Warrant are attached as Exhibits 4(j) and 4(k), respectively.



ITEM 7:    EXHIBITS

Exhibit    Description
-------    -----------

99.1 Press Release dated July 15, 1998.

4(j) Subscription  Agreement by and between the Company and  ProFutures  Special
     Equities Fund, L.P. dated July 15, 1998.

4(k) Warrant issued by the Company in favor of ProFutures Special Equities Fund,
     L.P., dated July 15, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTEGRATED MEDICAL RESOURCES, INC.
                                            (Registrant)


July 28, 1998                         /s/ E. Stanley Kardatzke, M.D.
                                      -------------------------------
                                             Stanley Kardatzke, M.D.
                                             Chairman & Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

99.1 Press Release dated July 15, 1998.

4(j) Subscription  Agreement by and between the Company and  ProFutures  Special
     Equities Fund, L.P. dated July 15, 1998.

4(k) Warrant issued by the Company in favor of ProFutures Special Equities Fund,
     L.P., dated July 15, 1998.